united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices) (Zip code)

Richard Malinowski

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

The North Country Funds

Equity Growth Fund
Intermediate Bond Fund

Annual Report
November 30, 2017
Investment Adviser
North Country Investment Advisers, Inc.
250 Glen Street
Glens Falls, NY 12801

Administrator and Fund Accountant Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, NY 11788 Investor Information: (888) 350-2990	This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds
ANNUAL REPORT

November 30, 2017

ECONOMIC SUMMARY

U.S. economic conditions remain strong led by a healthy job market including record employment levels and steady wage growth. Inflation remains relatively low, and natural gas prices remain steady, hovering around $3 per British Thermal Unit. Crude oil has spiked approximately 20% over the last three months due to supply issues and higher demand. Many other economic indicators continue to support the recent increases in the US Equity markets to record high levels. U.S. Equity Markets continue to show very few signs of weakness and improving economic conditions support the markets advancement higher. International market strength has proven sustainable and has provided enthusiasm for global equity investment. The Federal Reserve continues to indicate their desire to “normalize” interest rates over the next several years; however stubbornly low levels of inflation appears to be creating some uncertainty in the timing of executing on that plan.

Interest rates have been volatile post-election. The yield on the 2 year Treasury has fluctuated on the basis of the release economic reports and their anticipated impact on the pace and timing of future Federal Open Market Committee hikes in its Federal Funds Target Range. The yield on the 10 year US Treasury appears to be range bound between 2.20% to 2.80%. In general, the yield moves closer to the lower end of the range as concerns over domestic politics and international risks increase while the yield moves nearer to the higher end of the range as these concerns abate and prospects for faster economic growth and inflation increase.

The Equity Growth Fund

Economic activity remains favorable and in line with our expectations for this point in the economic cycle. The U.S. continues to hold near full employment and wages are increasing at roughly 2.5% per year. Interest rates remain at attractive levels and inflation remains stubbornly low. Commodity prices have remained range bound along with natural gas prices, which is directly beneficial to consumers who contribute to a sizable portion of our economic activity.

The current economic data/conditions provide a solid backdrop for continued growth in equities which also allows us to remain optimistic for the near term. The longer term market impact on the Federal Reserve’s actions by raising interest rates and reducing their balance sheet is yet to be seen. Progress towards a tax deal is creating additional optimism as evidenced by the stronger consumer confidence.

For the six months and one year ended November 30, 2017 the North Country Equity Growth Fund returned 11.07% and 23.96% while the S&P 5001 returned 10.89% and 22.87% respectively. On an annualized basis, the three, five, and ten-year total returns for the North Country Equity Growth Fund were 10.46%, 14.62% and 6.60% versus the S&P 500 at 10.91%, 15.74% and 8.30% respectively.

[1]	The S&P 500 is an unmanaged market capitalization-weighted index of common stocks. You cannot invest directly in an index.

The equity fund’s out performance over the one year time period can be attributed to overweight’s to the information technology and consumer discretionary sectors. Stock selection was also a positive contributor as the funds top ten holdings all outperformed the S&P 500 as of November 30, 2017.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 0.08% for the six month period ending November 30, 2017; while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 0.68%. Effective April 1, 2015, the North Country Intermediate Bond Fund changed its benchmark from the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index to the Bloomberg Barclays U.S. Aggregate Bond Index The North Country Intermediate Bond Fund had annualized total returns for the one year, three year, five year and ten year periods ending November 30, 2017 of 2.08%, 1.25%, 1.05%, and 2.50%while the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.21%, 2.11%, 1.98% and 3.99% for the respective time periods. The returns of the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index for the one year, three year, five year and ten year periods ending November 30, 2017 were 1.54%, 1.38%, 1.21% and 2.98% for the respective time periods.

The North Country Intermediate Bond Fund underperformed its benchmark for the six-month and one-year period ending November 30, 2017 due to an average maturity less than its benchmark in a time period when intermediate term interest rates declined in general and as credit spreads narrowed.

For the three year, five year and ten year periods ending November 30, 2017 the North Country Intermediate Bond Fund underperformed its benchmark as we sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.

Equity Growth Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.03%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.88%

Average Annual Total Returns as of September 30, 2017 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	19.81%	12.91%	5.86%
North Country Intermediate Bond Fund	-0.98%	1.14%	2.72%

[2]	The Bloomberg Barclays US Aggregate Bond Index measures a broad spectrum of U.S. investment grade taxable fixed income securities including treasury, agency, corporate, mortgage-backed, asset backed and international dollar denominated issues with maturities of 1 year or more. Effective April 1, 2015 the fund changed its benchmark to the Barclays US Aggregate Bond Index.

Average Annual Total Returns as of November 30, 2017 (Fiscal Year-End)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	23.96%	14.62%	6.60%
North Country Intermediate Bond Fund	2.08%	1.05%	2.50%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as November 30, 2017 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

5981-NLD-12/26/2017

North Country Equity Growth Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 201 7

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	23.96%	14.62%	6.60%
S&P 500	22.87%	15.74%	8.30%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 201 7

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	2.08%	1.05%	2.50%
BofAML Corp/Govt. 1-10 year Index	1.54%	1.21%	2.98%
Bloomberg Barclays Aggregate Bond Index	3.21%	1.98%	3.99%

The Bank of America Merrill Lynch Corporate/Government 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years. The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark. The indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund
Portfolio Summary (Unaudited)
November 30, 2017

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	94.9%	Insurance	1.5%
Internet	19.8%	Auto Manufacturers	1.5%
Banks	11.5%	Airlines	1.4%
Diversified Financial Services	7.5%	Healthcare-Products	1.3%
Retail	6.3%	Electronics	1.2%
Pharmaceuticals	5.7%	Cosmetics/Personal Care	1.1%
Software	5.4%	Machinery-Diversified	1.1%
Computers	5.1%	Apparel	0.8%
Biotechnology	3.9%	Semiconductors	0.8%
Oil&Gas	3.6%	Miscellaneous Manufacturing	0.7%
Transportation	3.5%	Food	0.6%
Beverages	3.0%	Electric	0.6%
Building Materials	2.6%	Money Market Fund	5.0%
Healthcare-Services	2.2%	Other assets less liabilities	0.1%
Chemicals	2.2%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Amazon.com, Inc.	6.0%	Microsoft Corp.	2.4%
Facebook, Inc.	5.1%	UnitedHealth Group, Inc.	2.2%
Apple, Inc.	5.1%	Bank of America Corp.	2.2%
Visa, Inc.	5.0%	Domino’s Pizza, Inc.	2.2%
Alphabet, Inc. - Class A	3.2%	salesforce.com, Inc	2.1%

North Country Intermediate Bond Fund
Portfolio Summary (Unaudited)
November 30, 2017

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	55.2%	Healthcare-Products	0.7%
Banks	15.9%	Food	0.7%
Telecommunications	8.5%	Miscellaneous Manufacturing	0.7%
Oil & Gas	4.8%	REIT	0.7%
Electric	4.5%	Household Products/Wares	0.7%
Insurance	3.5%	Beverages	0.7%
Chemicals	2.8%	Media	0.4%
Retail	2.4%	Healthcare-Services	0.4%
Software	2.1%	U.S. Government Agency Obligations	40.8%
Pharmaceuticals	1.7%	Government Agencies	40.8%
Aerospace/Defense	1.7%	Money Market Fund	3.4%
Computers	1.3%	Other Assets Less Liabilities	0.6%
Transportation	1.0%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Federal Home Loan Bank, 2.5%, due 12/9/2022	4.1%
Wells Fargo & Co 3.45%, due 2/13/2023	2.8%
Federal Home Loan Bank, 2.75%, due 12/13/2024	2.8%
Federal National Mortgage Association 2.625%, due 9/6/2024	2.7%
Georgia Power Co. 3.25%, due 3/30/2027	2.7%
Federal Farm Credit Bank, 2.35%, due 8/14/2024	2.7%
Federal Farm Credit Bank, 2.6%, due 5/26/2026	2.6%
Federal National Mortgage Association 2.125%, due 4/24/2026	2.6%
AT&T, Inc. 3.0%, due 2/15/2022	2.4%
Federal Farm Credit Bank, 2.09%, due 9/8/2026	1.9%

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2017

		Fair
Shares		Value
COMMON STOCK - 94.9%
Airlines - 1.4%
30,000	Southwest Airlines Co.	$1,820,100

Apparel - 0.8%
80,500	Under Armour, Inc. *	1,069,845

Auto Manufacturers - 1.5%
6,000	Tesla Motors, Inc. *	1,853,100

Banks - 11.5%
100,385	Bank of America Corp.	2,827,845
25,000	BB&T Corp.	1,235,500
20,000	Capital One Financial Corp.	1,840,000
9,000	Goldman Sachs Group, Inc.	2,228,760
22,000	JPMorgan Chase & Co.	2,299,440
50,000	Morgan Stanley	2,580,500
29,800	US BanCorp.	1,643,470
		14,655,515
Beverages - 3.0%
34,000	Monster Beverage Corp. *	2,130,780
14,200	PepsiCo, Inc.	1,654,584
		3,785,364
Biotechnology - 3.9%
12,500	Amgen, Inc.	2,195,750
5,000	Biogen, Inc. *	1,610,850
11,000	Celgene Corp. *	1,109,130
		4,915,730
Building Materials - 2.6%
55,000	Masco Corp.	2,360,050
7,500	Vulcan Materials Co.	942,375
		3,302,425
Chemicals - 2.2%
8,000	International Flavors & Fragrances, Inc.	1,243,520
4,000	Sherwin-Williams Co.	1,597,680
		2,841,200
Computers - 5.1%
38,000	Apple, Inc.	6,530,300

Cosmetics/Personal Care - 1.1%
15,500	Procter & Gamble Co.	1,394,845

Diversified Financial Services - 7.5%
3,570	BlackRock, Inc.	1,789,248
20,000	Intercontinental Exchange, Inc.	1,429,000
56,600	Visa, Inc.	6,372,594
		9,590,842
		Fair
Shares		Value
Electric - 0.6%
5,000	NextEra Energy, Inc.	$790,200

Electronics - 1.2%
10,000	Honeywell International, Inc.	1,559,600

Food - 0.6%
10,000	Kraft Heinz Co.	813,700

Healthcare-Products - 1.3%
11,000	Stryker Corp.	1,716,000

Healthcare-Services - 2.2%
12,500	UnitedHealth Group, Inc.	2,852,125

Insurance - 1.5%
10,000	Berkshire Hathaway, Inc. *	1,930,100

Internet - 19.8%
4,000	Alphabet, Inc. - Class A *	4,144,680
1,799	Alphabet, Inc. - Class C *	1,837,517
6,500	Amazon.com, Inc. *	7,648,875
37,000	Facebook, Inc. *	6,555,660
30,000	GrubHub, Inc. *	2,026,800
13,000	Netflix, Inc. *	2,438,540
30,000	Twitter, Inc. *	617,400
		25,269,472
Machinery-Diversified - 1.1%
8,000	Cummins, Inc.	1,339,200

Miscellaneous Manufacturing - 0.7%
50,000	General Electric Co.	914,500

Oil & Gas - 3.6%
12,500	Chevron Corp.	1,487,375
14,000	Exxon Mobil Corp.	1,166,060
20,000	Phillips 66	1,951,200
		4,604,635
Pharmaceuticals - 5.7%
20,000	AmerisourceBergen Corp.	1,696,400
15,000	Johnson & Johnson	2,089,950
27,900	Merck & Co., Inc.	1,542,033
52,000	Pfizer, Inc.	1,885,520
		7,213,903

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

		Fair
Shares		Value
Retail - 6.3%
5,000	Costco Wholesale Corp.	$922,150
16,000	CVS Health Corp.	1,225,600
15,000	Domino’s Pizza, Inc.	2,792,400
5,000	Home Depot, Inc.	899,100
22,500	Wal-Mart Stores, Inc.	2,187,675
		8,026,925
Semiconductors - 0.8%
5,000	NVIDIA Corp.	1,003,550

Software - 5.4%
18,000	Activision Blizzard, Inc.	1,123,200
36,500	Microsoft Corp.	3,072,205
26,000	salesforce.com, Inc. *	2,712,320
		6,907,725
		Fair
Shares		Value
Transportation - 3.5%
9,000	FedEx Corp.	$2,083,140
10,000	Union Pacific Corp.	1,265,000
9,000	United Parcel Service, Inc.	1,093,050
		4,441,190

TOTAL COMMON STOCK (Cost - $55,382,768)		121,142,091

MONEY MARKET FUND - 5.0%
6,459,497	BlackRock Liquidity Funds Treasury Trust Fund - Institutional Shares, 0.99% (a)	6,459,497
TOTAL MONEY MARKET FUND (Cost - $6,459,497)		6,459,497

TOTAL INVESTMENTS - 99.9% (Cost - $61,842,265)		$127,601,588
Other assets less liabilities - 0.1%		101,642
TOTAL NET ASSETS - 100.0%		$127,703,230

*	Non-income producing security.

(a)	Money market fund; interest rate reflects seven-day effective yield on November 30, 2017.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2017

Principal		Fair
Amount		Value
CORPORATE BONDS - 55.2%
Aerospace / Defense - 1.7%
	Boeing Co.
$250,000	2.25%, due 6/15/2026	$238,792
	General Dynamics Corp.
500,000	2.25%, due 11/15/2022	494,727
	Lockheed Martin Corp.
500,000	3.35%, due 9/15/2021	515,763
		1,249,282
Banks - 15.9%
	Bank of America Corp.
1,000,000	4.00%, due 1/22/2025	1,032,792
500,000	4.183%, due 11/25/2027	519,402
	CitiGroup, Inc.
500,000	4.45%, due 9/29/2027	526,113
	Goldman Sachs Group, Inc.
500,000	3.625%, due 1/22/2023	515,151
500,000	3.85%, due 1/26/2027	510,896
	JPMorgan Chase & Co.
1,000,000	3.875%, due 9/10/2024	1,042,615
1,000,000	3.125%, due 1/23/2025	1,003,098
500,000	3.30%, due 4/1/2026	501,720
	Morgan Stanley
500,000	5.50%, due 7/28/2021	549,610
1,000,000	3.625%, due 1/20/2027	1,016,715
500,000	3.95%, due 4/23/2027	507,351
	US BanCorp.
500,000	3.60%, due 9/11/2024	518,320
500,000	3.10%, due 4/27/2026	497,292
	Wells Fargo & Co.
2,000,000	3.45%, due 2/13/2023	2,041,188
1,000,000	3.00%, due 2/19/2025	992,822
		11,775,085
Beverages - 0.7%
	Coca-Cola Co.
500,000	2.55%, due 6/1/2026	488,151

Chemicals - 2.8%
	Air Products & Chemicals, Inc.
500,000	3.00%, due 11/3/2021	511,271
500,000	2.75%, due 2/3/2023	503,639
	EI du Pont de Nemours & Co.
500,000	3.625%, due 1/15/2021	518,427
	Praxair, Inc.
500,000	2.45%, due 2/15/2022	500,528
		2,033,865
Computers - 1.3%
	Apple, Inc.
1,000,000	3.90%, due 9/12/2027	988,465
Principal		Fair
Amount		Value
Electric - 4.5%
	Duke Energy Corp.
$1,000,000	3.55%, due 9/15/2021	$1,034,579
	Duke Energy Florida LLC
250,000	3.10%, due 8/15/2021	255,717
	Georgia Power Co.
2,000,000	3.25%, due 3/30/2027	2,002,221
		3,292,517
Food - 0.7%
	Kroger Co.
500,000	3.30%, due 1/15/2021	511,547

Healthcare-Products - 0.7%
	Stryker Corp.
500,000	4.375%, due 1/15/2020	521,354

Healthcare-Services - 0.4%
	UnitedHealth Group, Inc.
250,000	4.70%, due 2/15/2021	266,760

Household Products/Wares - 0.7%
	Kimberly-Clark Corp.
500,000	2.40%, due 3/1/2022	499,299

Insurance - 3.5%
	Aflac, Inc.
1,000,000	4.00%, due 2/15/2022	1,052,331
	American International Group, Inc.
1,000,000	3.90%, due 4/1/2026	1,034,035
	MetLife, Inc.
500,000	3.00%, due 3/1/2025	499,191
		2,585,557
Media - 0.4%
	Walt Disney Co.
300,000	3.15%, due 9/27/2025	306,333

Miscellaneous Manufacturing - 0.7%
	General Electric Co.
500,000	3.10%, due 1/9/2023	507,518

Oil & Gas - 4.8%
	BP Capital Markets PLC
1,000,000	2.75%, due 5/10/2023	1,001,831
1,000,000	3.535%, due 11/4/2024	1,036,107
500,000	3.017%, due 1/16/2027	492,229
	Occidental Petroleum Corp.
1,000,000	3.40%, due 4/15/2026	1,026,866
		3,557,033

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

Principal		Fair
Amount		Value
Pharmaceuticals - 1.7%
	Merck & Co., Inc.
$1,000,000	2.80%, due 5/18/2023	$1,009,469
	Pfizer, Inc.
250,000	2.75%, due 6/3/2026	245,880
		1,255,349
REIT - 0.7%
	Simon Property Group LP
500,000	3.375%, due 6/15/2027	501,327

Retail - 2.4%
	Lowe’s Cos, Inc.
1,000,000	4.625%, due 4/15/2020	1,045,755
	McDonald’s Corp.
500,000	2.625%, due 1/15/2022	502,930
	Target Corp.
250,000	2.50%, due 4/15/2026	238,931
		1,787,616
Software - 2.1%
	Oracle Corp.
1,000,000	3.625%, due 7/15/2023	1,050,949
500,000	3.40%, due 7/8/2024	516,602
		1,567,551
Telecommunications - 8.5%
	AT&T, Inc.
1,800,000	3.00%, due 2/15/2022	1,807,160
1,000,000	3.60%, due 2/17/2023	1,023,968
	Cisco Systems, Inc.
1,000,000	3.50%, due 6/15/2025	1,044,900
	Verizon Communications, Inc.
500,000	4.60%, due 4/1/2021	533,429
1,000,000	5.15%, due 9/15/2023	1,107,563
500,000	4.15%, due 3/15/2024	524,969
	Vodafone Group PLC
250,000	4.375%, due 3/16/2021	265,264
		6,307,253
Transportation - 1.0%
	Union Pacific Corp.
500,000	2.75%, due 4/15/2023	503,517
	United Parcel Service, Inc.
250,000	3.125%, due 1/15/2021	256,837
		760,354

TOTAL CORPORATE BONDS (Cost - $40,647,796)		40,762,216
Principal		Fair
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 40.8%
Government Agencies - 40.8%
	Federal Farm Credit Bank
$2,000,000	2.35%, due 8/14/2024	$1,992,306
1,000,000	2.28%, due 10/30/2024	990,075
750,000	2.62%, due 11/17/2025	751,874
500,000	2.57%, due 5/11/2026	486,267
2,000,000	2.60%, due 5/26/2026	1,955,302
1,500,000	2.09%, due 9/8/2026	1,421,005
500,000	2.59%, due 8/2/2027	493,527
	Federal Home Loan Bank
500,000	2.875%, due 9/11/2020	512,337
1,000,000	1.875%, due 12/11/2020	996,992
1,000,000	3.125%, due 12/11/2020	1,033,210
500,000	2.375%, due 9/10/2021	505,666
500,000	3.00%, due 9/10/2021	516,995
500,000	2.375%, due 6/10/2022	504,734
1,000,000	2.00%, due 9/9/2022	990,949
3,000,000	2.50%, due 12/9/2022	3,038,637
1,000,000	2.795%, due 10/17/2023	1,025,975
1,000,000	2.25%, due 12/8/2023	997,615
2,000,000	2.75%, 12/13/2024	2,033,463
1,000,000	2.625%, 9/12/2025	1,001,306
1,000,000	2.60%, due 12/4/2025	991,879
500,000	2.70%, due 12/29/2025	500,335
500,000	2.375%, due 9/10/2027	484,263
	Federal Home Loan Mortgage Corp.
1,000,000	2.00%, due 11/30/2020	1,000,137
1,000,000	2.00%, due 12/10/2021	996,006
	Federal National Mortgage Association
1,000,000	1.70%, due 11/13/2020	993,220
2,000,000	2.625%, due 9/6/2024	2,031,674
2,000,000	2.125%, due 4/24/2026	1,939,278
		30,185,027

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $30,755,951)		30,185,027

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

		Fair
Shares		Value
MONEY MARKET FUND - 3.4%

Shares
	BlackRock Liquidity Funds Treasury
2,482,278	Trust Fund - Institutional Shares, 0.99% (a)	$2,482,278
TOTAL MONEY MARKET FUND (Cost - $2,482,278)
Fair
Shares	Value
TOTAL INVESTMENTS - 99.4% (Cost - $73,886,025)	$73,429,521
Other assets less liabilities - 0.6%	472,129
TOTAL NET ASSETS - 100.0%	$73,901,650

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects seven-day effective yield on November 30, 2017.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2017

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $61,842,265 and $73,886,025 respectively)	$127,601,588	$73,429,521
Receivable for fund shares sold	10,370	12,925
Dividends and interest receivable	215,106	554,313
Prepaid expenses and other assets	8,909	9,833
Total Assets	127,835,973	74,006,592

LIABILITIES:
Accrued advisory fees	76,941	30,359
Payable for fund shares redeemed	15,941	43,492
Accrued trustee fees	—	58
Payable to related parties	18,804	11,608
Accrued expenses and other liabilities	21,057	19,425
Total Liabilities	132,743	104,942
Net Assets	$127,703,230	$73,901,650

NET ASSETS CONSIST OF:
Paid in capital	$53,764,506	$74,351,057
Accumulated net investment income	473,041	7,097
Accumulated net realized gain (loss) from investment transactions	7,706,360	—
Net unrealized appreciation (depreciation) on investments	65,759,323	(456,504)
Net Assets	$127,703,230	$73,901,650

Shares outstanding (unlimited number of shares authorized; no par value)	6,766,002	7,263,367
Net asset value, offering and redemption price per share ($127,703,230/6,766,002 and $73,901,650/7,263,367, respectively)	$18.87	$10.17

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2017

	Equity	Intermediate
	Growth Fund	Bond Fund
INVESTMENT INCOME:
Interest	$28,149	$1,878,269
Dividends	1,706,271	—
Total investment income	1,734,420	1,878,269

EXPENSES:
Investment advisory fees	918,777	367,893
Administration and fund accounting fees	159,253	127,294
Legal fees	49,999	48,099
Transfer agency fees	34,499	32,999
Trustees’ fees	18,502	12,501
Printing expense	18,002	9,001
Audit fees	17,502	17,502
Chief Compliance Officer fees	14,502	12,019
Registration and filing fees	11,601	12,001
Custody fees	10,001	7,001
Insurance expense	7,901	4,001
Miscellaneous expenses	400	700
Total expenses	1,260,939	651,011

Net expenses	1,260,939	651,011

Net investment income	473,481	1,227,258

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions	7,711,592	75,779
Net change in unrealized appreciation (depreciation) of investments	18,310,273	183,267
Net realized and unrealized gain on investments	26,021,865	259,046

Net increase in net assets resulting from operations	$26,495,346	$1,486,304

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2017	November 30, 2016

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$473,481	$526,762
Net realized gain from investment transactions	7,711,592	1,995,855
Net change in unrealized appreciation	18,310,273	466,618
Net increase in net assets resulting from operations	26,495,346	2,989,235

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.07 and $0.05 per share, respectively)	(526,300)	(430,539)
Distributions from net realized gains on investments ($0.26 and $0.74 per share, respectively)	(1,996,231)	(5,974,940)
Total distributions to shareholders	(2,522,531)	(6,405,479)

CAPITAL SHARE TRANSACTIONS (Note 4)	(16,507,969)	(6,053,409)

Net increase (decrease) in net assets	7,464,846	(9,469,653)

NET ASSETS:
Beginning of year	120,238,384	129,708,037

End of year (including undistributed net investment income of $473,041 and $525,860, respectively)	$127,703,230	$120,238,384

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2017	November 30, 2016

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,227,258	$1,325,513
Net realized gain from investment transactions	75,779	530,599
Net change in unrealized appreciation (depreciation)	183,267	(890,949)
Net increase in net assets resulting from operations	1,486,304	965,163

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.18 and $0.17 per share, respectively)	(1,300,550)	(1,318,863)

CAPITAL SHARE TRANSACTIONS (Note 4)	(4,849,517)	2,918,582
Net increase (decrease) in net assets	(4,663,763)	2,564,882

NET ASSETS:
Beginning of year	78,565,413	76,000,531

End of year (including undistributed net investment income of $7,097 and $80,389, respectively)	$73,901,650	$78,565,413

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Year Ended November 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$15.54	$16.00	$16.21	$14.77	$11.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.07	0.06	0.06	0.06	0.10
Net realized and unrealized gains on investments	3.59	0.27	0.84	1.79	3.31
Total from investment operations	3.66	0.33	0.90	1.85	3.41

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.07)	(0.05)	(0.06)	(0.10)	(0.01)
Distribution from net realized gains from security transactions	(0.26)	(0.74)	(1.05)	(0.31)	—
Total distributions	(0.33)	(0.79)	(1.11)	(0.41)	(0.01)
Net asset value, end of year	$18.87	$15.54	$16.00	$16.21	$14.77
Total return (2)	23.96%	2.33%	6.24%	12.93%	30.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$127,703	$120,238	$129,708	$124,993	$119,705
Ratios to average net assets:
Expenses	1.03%	1.03%	1.02%	1.03%	1.02%
Net investment income	0.39%	0.43%	0.36%	0.41%	0.80%
Portfolio turnover rate	12%	21%	28%	29%	41%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Year Ended November 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.14	$10.18	$10.31	$10.25	$10.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.17	0.17	0.18	0.19	0.23
Net realized and unrealized gains (losses) on investments	0.04	(0.04)	(0.14)	0.06	(0.33)
Total from investment operations	0.21	0.13	0.04	0.25	(0.10)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.18)	(0.17)	(0.17)	(0.19)	(0.22)
Total distributions	(0.18)	(0.17)	(0.17)	(0.19)	(0.22)
Net asset value, end of year	$10.17	$10.14	$10.18	$10.31	$10.25
Total return (2)	2.08%	1.25%	0.42%	2.44%	(0.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$73,902	$78,565	$76,001	$66,033	$60,442
Ratios to average net assets:
Expenses, before waiver	0.88%	0.84%	0.84%	0.88%	0.86%
Expenses, after waiver	0.88%	0.82%	0.81%	0.88%	0.86%
Net investment income	1.67%	1.65%	1.72%	1.85%	2.17%
Portfolio turnover rate	18%	31%	51%	25%	29%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, and together with the Growth Fund, the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2017, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock **	$121,142,091	$—	$—	$121,142,091
Money Market Fund	6,459,497	—	—	6,459,497
Total	$127,601,588	$—	$—	$127,601,588

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$40,762,216	$—	$40,762,216
U.S. Government Agency Obligations	—	30,185,027	—	30,185,027
Money Market Fund	2,482,278	—	—	2,482,278
Total	$2,482,278	$70,947,243	$—	$73,429,521

*	The Funds did not hold any Level 3 investments during the year.

**	See Schedule of Investments for industry classifications.

There were no transfers into and out of Level 1 and Level 2 during the year. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2014 to November 30, 2016, or expected to be taken in the Fund’s November 30, 2017 year-end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. For the year ended November 31, 2017, the Adviser received advisory fees of $918,777 from the Growth Fund and $367,893 from the Bond Fund.

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At November 30, 2017, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $53,764,506 and $74,351,057, respectively.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Transactions in capital shares were as follows:

Growth Fund:
	For the year		For the year
	ended		ended
	November 30, 2017		November 30, 2016
	Shares	Amount	Shares	Amount

Shares sold	639,762	$10,679,609	957,056	$13,834,911
Shares issued for reinvestment of dividends	29,274	457,558	75,160	1,110,111
Shares redeemed	(1,638,745)	(27,645,137)	(1,401,715)	(20,998,431)
Net decrease	(969,709)	$(16,507,970)	(369,499)	$(6,053,409)

Bond Fund:
	For the year		For the year
	ended		ended
	November 30, 2017		November 30, 2016
	Shares	Amount	Shares	Amount

Shares sold	1,184,246	$12,081,466	1,301,151	$13,428,290
Shares issued for reinvestment of dividends	7,250	73,813	7,778	80,582
Shares redeemed	(1,677,402)	(17,004,796)	(1,022,475)	(10,590,290)
Net increase (decrease)	(485,906)	$(4,849,517)	286,454	$2,918,582

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2017 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$13,592,122	$8,679,808	$4,048,895
Sales	$32,492,893	$12,253,162	$5,288,260

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

NOTE 6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at November 30, 2017, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Equity Growth	$61,842,265	$66,052,488	$(293,165)	$65,759,323
Intermediate Bond	73,886,025	338,926	(795,430)	(456,504)

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2017 and fiscal year ended November 30, 2016 was as follows:

	For the year ended November 30, 2017:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$526,300	$1,996,231	$2,522,531
Bond Fund	1,300,550	—	1,300,550

	For the year ended November 30, 2016:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$604,535	$5,800,944	$6,405,479
Bond Fund	1,318,863	—	1,318,863

As of November 30, 2017, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Total
	Ordinary	Long-Term	Appreciation/	Accumulated
Fund	Income	Capital Gains	(Depreciation)	Earnings
Growth Fund	$954,483	$7,224,918	$65,759,323	$73,938,724
Bond Fund	7,097	—	(456,504)	(449,407)

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

As of November 30, 2017, the Bond Fund had expired capital loss carry forwards of $423,401. The Bond Fund utilized $75,779 in capital losses in the current fiscal year.

Permanent book and tax differences, primarily attributable to the tax adjustment for the expiration of capital loss carryforwards, resulted in reclassifications for the Funds for the fiscal year ended November 30, 2017 as follows:

	Paid	Undistributed
	In	Long-Term
Fund	Capital	Gains (Loss)
Growth Fund	$—	$—
Bond Fund	(423,401)	423,401

NOTE 8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of November 30, 2017, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 87% of the voting securities of the Growth Fund and approximately 96% of the Bond Fund.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements. On December 11, 2017, the Growth Fund paid an ordinary income dividend of $0.0733 per share, a short-term capital gain dividend of $0.0714 per share and a long-term capital gain dividend of $1.0707 per share to shareholders of record on December 8, 2017. On December 11, 2017, the Bond Fund paid an ordinary income dividend of $0.0160 per share to shareholders of record on December 8, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds, comprising North Country Equity Growth Fund and North Country Intermediate Bond Fund (the “Funds”), as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The North Country Funds as of November 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 24, 2018

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 31, 2017, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ Administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed the Adviser’s compliance program. They also discussed the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared both to its benchmarks and the arithmetic average of the total return of the thirty largest funds in its Lipper category, over various time periods ended November 31, 2016. The Trustees noted that the Bond Fund underperformed its Lipper category average for the 1-, 3-, 5- and 10-year periods ended November 30, 2016. The Trustees further noted that as of December 31, 2016, the Bond Fund underperformed the Barclays US Aggregate Bond Index (the “Barclay Index”) and outperformed the Bank of America ML Corporate/Government Corporate A 1-10 Index (the “BofA” Index) for the 1-year period; underperformed both Indexes for the 3-year period; performed in-line with the BofA Index and underperformed the Barclay Index for the 5-year period; and underperformed both Indexes for the 10-year period. The Trustees took into account that

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

the Bond Fund’s portfolio had been slightly altered when the Fund’s primary benchmark was changed to the Barclay Index on April 1, 2015. The Trustees noted that the Growth Fund had outperformed its Lipper category average for the 1-, 3- and 5-year periods and, for the 10-year period, the Growth Fund slightly underperformed the Lipper category average. The Trustees further noted that as of December 31, 2016, the Growth Fund outperformed the Lipper Large Cap Growth Index (“Lipper LCG Index”) for the 1- and 3 year periods; underperformed the Lipper LCG Index for the 5- and 10-year periods and underperformed the S&P 50 Index (the “S&P”) for the 1-, 3-, 5- and 10 year periods. The Trustees took into account that that for the quarter ended December 31, 2016, the Growth Fund outperformed the Lipper LCG Index, while trailing the S&P 500. The Trustees also considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Bond Fund’s effective management fee was the highest of the Peer Group, while net expenses as of November 30, 2016 were higher than the average for the Peer Group. The Trustees also noted that as of November 30, 2016, the Growth Fund’s effective management fee was higher than the average for the Peer Group, while net expenses were lower than the average for the Peer Group.

The Trustees agreed to monitor NCIA’s estimated profitability and on the Bond Fund’s performance in considering the possible reinstatement of an advisory fee waiver in the future. Overall, the Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. The Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund nears $500 million. The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Independent Trustee:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
Alan E. Redeker Age: 72	Chairman of the Board and Trustee	Since 11/30/00 (Chairman since 4/28/09)	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999-2005)	2	None
John C. Olsen Age: 62	Trustee	Since 2/3/04	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie, CPA PC (1978– 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLPeffective 10/1/08).	2	None
James E. Amell Age: 58	Trustee	N/A	Director and Shareholder of Marvin and Co. PC (CPA Firm) (1981–Present)	N/A	None
Keith P. McAfee Age: 54	Trustee	N/A	Vice President of Electric Operations for New York, National Grid (2011–Present); Employee, National Grid (1992–Present)	N/A	Director, Niagara Mohawk Power Corporation d/b/a National Grid

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
John E. Arsenault ** Age: 70	Trustee	Since 7/24/09	Retired (2013-Present); President, North Country Investment Advisers, Inc. (2012-2013); Retired (2011-2012); President, North Country Investment Advisers, Inc. (2000-2011); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009)	2	None
Thomas L. Hoy *** Age: 69	Trustee	Since 2/1/15	Consultant and Chairman of the Board, Arrow Financial Corp. and Glen Falls National Bank (2005-Present); President and Chief Executive Officer, Arrow Financial Corp. and Glen Falls National Bank (1997-2012); Director, New York Business Development Corp. (2012-Present); Chairman of the Board, AAA Northway (travel insurance and auto services) (1990-Present)	2	Director, Federal Home Loan Bank of New York (2012-Present)

*	Each Trustee serves an indefinite term until his successor, if any, is duly elected and qualified.

**	Mr. Arsenault is an “interested person” because of his former position as an officer of the Adviser.

***	Mr. Hoy is an “interested person” because of his position with Arrow Financial Corp., the parent holding company of the Adviser and GFNB.

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)(Continued)

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
James Colantino Age: 47	President	Since 1/24/12	Treasurer (2006-2012), North Country Funds; Senior Vice President -Fund Administration (2012-Present); Vice President (2004 -2012), Gemini Fund Services, LLC.	N/A	None
Michael J. Wagner Age: 67	Chief Compliance Officer	Since 7/25/06	President (2006 -Present); Northern Lights Compliance Services, LLC.	N/A	None
Richard Gleason Age: 40	Treasurer	Since 7/25/17	Assistant Vice President of Fund Administration (2012-Present); Gemini Fund Services, LLC.	N/A	None
Colleen A. Murray Age: 45	AML Compliance Officer	Since 1/1/14	Assistant Vice President (2010-Present); GFN & SNB Bank Secrecy Act Officer (2014-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009-2014); Assistant Compliance and Training Officer/BSA Specialist (2004-2009), / Glens Falls National Bank & Trust Co.	N/A	None
Rose Anne Casaburri Age: 65	Secretary	Since 10/23/01	Chief Paralegal, Gemini Fund Services, LLC. (2001-Present).	N/A	None

*	Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2017 and held until November 30, 2017.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(6/1/17)	(11/30/17)	(Annualized)	(6/1/17 – 11/30/17)
Equity Growth Fund
Actual	$1,000.00	$1,110.70	1.03%	$5.45
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	1.03%	$5.21
Intermediate Bond Fund
Actual	$1,000.00	$1,000.80	0.88%	$4.44
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.63	0.88%	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2017, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below. The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

FY 2017	$27,500
FY 2016	$26,000
FY 2015	$26,000

(b)	Audit-Related Fees

FY 2017	$0
FY 2016	$0
FY 2015	$0

(c)	Tax Fees

FY 2017	$5,000
FY 2016	$5,000
FY 2015	$5,000

(d)	All Other Fees

FY 2017	$0
FY 2016	$0
FY 2015	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2017.

(f)        During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

	Registrant	Adviser
FY 2017	$5,000	$0
FY 2016	$5,000	$0
FY 2015	$5,000	$0

(h)        Not applicable. All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2017.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases . Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/6/18

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer

Date 2/6/18